Exhibit 99.6

HOW TO VOTE: Please choose one of the following voting methods: VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com MAXIM INTEGRATED PRODUCTS, INC. ATTN: MARK CASPER Use the Internet to transmit your voting instructions and for electronic delivery 160 RIO ROBLES of information up until 11:59 PM Eastern Time on [ ], 2020. Have your proxy card in SAN JOSE, CA 95134 hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MXIM2020EGM You may attend the virtual special meeting via the Internet and vote during the meeting. Have the Control Number information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time on [ ], 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D22317-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MAXIM INTEGRATED PRODUCTS, INC. The Board of Directors recommends you vote “FOR” each of the following proposals: For Against Abstain 1. To adopt the Agreement and Plan of Merger, dated as of July 12, 2020 (as it may be amended from time to time, the “Merger Agreement”), by and among Analog Devices, Inc. (“Analog Devices”), Magneto Corp., a Delaware corporation and wholly-owned subsidiary of Analog Devices, and Maxim Integrated Products, Inc. (“Maxim” and, this proposal, the “Maxim merger proposal”). 2. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Maxim’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement (the “Maxim compensation proposal”). 3. To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Maxim merger proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to Maxim stockholders (the “Maxim adjournment proposal”). NOTE: The Company will also conduct such other business as may properly come before the meeting or any adjournment or postponement thereof. Yes No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) on this proxy. When signing as attorney, executor, trustee, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All joint holders must sign. If a corporation or other legal entity, please sign in full corporate or legal entity name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PRELIMINARY – SUBJECT TO COMPLETION [ ], Pacific Time, on [ ], 2020. Virtual Special Meeting Website: www.virtualshareholdermeeting.com/MXIM2020EGM. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D22318-TBD MAXIM INTEGRATED PRODUCTS, INC. Special Meeting of Stockholders [ ], 2020 [ ], Pacific Time This proxy is solicited on behalf of the Board of Directors The stockholder(s) of Maxim Integrated Products, Inc. (“Maxim”) hereby appoint(s) [ ] and [ ], and each or any of them, as proxies, each with full power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated herein, all of the shares of common stock of Maxim that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders of Maxim to be held on [ ], 2020, at [ ], Pacific Time, via live webcast at www.virtualshareholdermeeting.com/MXIM2020EGM. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MARKED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS ON EACH OF THE PROPOSALS REFLECTED HEREIN. THE PROXIES ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Please sign and date this proxy card on the reverse side and return this proxy card using the enclosed envelope. This proxy will revoke any previously executed proxy with respect to the Special Meeting.